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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 9, 2003



                             ZOLTEK COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

       MISSOURI                     0-20600                   43-1311101
    (State or other            (Commission File            (I.R.S. Employer
    jurisdiction of                 Number)                 Identification
     organization)                                             Number)

    3101 MCKELVEY ROAD
    ST. LOUIS, MISSOURI                                         63044
    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (314) 291-5110




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ITEM 5.      OTHER EVENTS.

         On October 9, 2003, Zoltek Companies, Inc. issued a press release announcing that it had received an order for a million pounds of its commercial grade carbon fiber tow, along with two other substantial orders totaling an additional 800,000 pounds, from sporting goods makers or suppliers in China and Taiwan. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a) Financial statements of businesses acquired. Not applicable.
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             (b) Pro forma financial information. Not applicable
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             (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 10, 2003

                                      ZOLTEK COMPANIES, INC.



                                      By /s/Zsolt Rumy
                                         -------------------------------------
                                         Zsolt Rumy
                                         Chairman and Chief Executive Officer



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                                EXHIBIT INDEX

 Exhibit
 Number                                          Description
 ------                                          -----------

   99.1                               Press Release, dated October 9, 2003.




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